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                                                                    EXHIBIT 99.1

    BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT
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

    Distribution Date of:    15-Sep-00   For the Monthly Period Ending: 31-Aug-00  Days in Interest Period (30/360)     30
    Determined as of:        11-Sep-00   Monthly Period                 70  Days in Interest Period (Act/360)           31

             Beginning                        Total Trust      Investor Interest       Series  1995-B        Series  1996-A
    ------------------------                  ------------     -----------------       --------------        --------------
    Pool Balance (Principal)              3,912,261,002.48
    Finance Charges O/S                     149,540,767.37
    Excess Funding Account                            0.00

    Initial Invested Amount                                     3,480,000,000.00       380,000,000.00        500,000,000.00
    Invested Amount                                             3,310,000,000.00       380,000,000.00        500,000,000.00
    Class A Invested Amount                                                            357,200,000.00        465,000,000.00
    Class B Invested Amount                                                             22,800,000.00         35,000,000.00

    Principal Funding Account                                     297,666,666.67       297,666,666.67                  0.00

    Adjusted Invested Amount                                    3,012,333,333.33        82,333,333.33        500,000,000.00
    Class A Adjusted Invested Amt                                                       59,533,333.33        465,000,000.00
    Class B Adjusted Invested Amt                                                       22,800,000.00         35,000,000.00
    Enhancement Invested Amount                                             0.00                 0.00                  0.00

    Principal Allocation Pct                       100.00%                84.61%                9.71%                12.78%
    Principal Collections                   462,597,586.13        391,384,421.72        44,932,350.53         59,121,513.86

    Floating Allocation Pct                        100.00%                78.52%                3.63%                12.78%
    Finance Charge Collections               75,612,948.23         59,370,500.86         2,741,881.72          9,663,586.88
    Defaulted Amount                         21,277,400.90         16,706,793.98           771,562.52          2,719,322.78

    Interchange Collections                   9,726,284.47          7,636,977.45           352,695.17          1,243,051.58
    Servicer Interchange                                            3,404,778.50           352,695.17            520,833.33

    Shared Principal Collections                                  362,387,302.66                 0.00         61,840,836.63


             Beginning                          Series  1997-1              Series  1997-2
    ------------------------                    --------------              --------------
    Pool Balance (Principal)
    Finance Charges O/S
    Excess Funding Account

    Initial Invested Amount                   1,700,000,000.00              900,000,000.00
    Invested Amount                           1,530,000,000.00              900,000,000.00
    Class A Invested Amount                   1,530,000,000.00              900,000,000.00
    Class B Invested Amount                               0.00                        0.00

    Principal Funding Account                             0.00                        0.00

    Adjusted Invested Amount                  1,530,000,000.00              900,000,000.00
    Class A Adjusted Invested Amt             1,530,000,000.00              900,000,000.00
    Class B Adjusted Invested Amt                         0.00                        0.00
    Enhancement Invested Amount                           0.00                        0.00

    Principal Allocation Pct                            39.11%                      23.00%
    Principal Collections                       180,911,832.40              106,418,724.94

    Floating Allocation Pct                             39.11%                      23.00%
    Finance Charge Collections                   29,570,575.87               17,394,456.39
    Defaulted Amount                              8,321,127.69                4,894,781.00

    Interchange Collections                       3,803,737.85                2,237,492.85
    Servicer Interchange                          1,593,750.00                  937,500.00

    Shared Principal Collections                189,232,960.09              111,313,505.94



              Ending                          Total Trust      Investor Interest       Series  1995-B        Series  1996-A
    -----------------------                   ------------     -----------------       --------------        --------------
    Pool Balance (Principal)              3,863,883,216.64
    Finance Charges O/S                     145,461,536.76
    Excess Funding Account                            0.00

    Initial Invested Amount                                     3,480,000,000.00       380,000,000.00        500,000,000.00
    Invested Amount                                             2,952,800,000.00        22,800,000.00        500,000,000.00
    Class A Invested Amount                                                                      0.00        465,000,000.00
    Class B Invested Amount                                                             22,800,000.00         35,000,000.00

    Principal Funding Account                                               0.00                 0.00                  0.00

    Partial Amortization Amount                                             0.00                 0.00                  0.00

    Adjusted Invested Amount                                    2,952,800,000.00        22,800,000.00        500,000,000.00
    Class A Adjusted Invested Amt                                                                0.00        465,000,000.00
    Class B Adjusted Invested Amt                                                       22,800,000.00         35,000,000.00
    Enhancement Invested Amount                                             0.00                 0.00                  0.00

    Principal Allocation Pct                       100.00%                85.67%                9.83%                12.94%
    Floating Allocation Pct                        100.00%                77.96%                2.13%                12.94%

              Ending                            Series  1997-1              Series  1997-2
    -----------------------                     --------------              --------------
    Pool Balance (Principal)
    Finance Charges O/S
    Excess Funding Account

    Initial Invested Amount                   1,700,000,000.00              900,000,000.00
    Invested Amount                           1,530,000,000.00              900,000,000.00
    Class A Invested Amount                   1,530,000,000.00              900,000,000.00
    Class B Invested Amount                               0.00                        0.00

    Principal Funding Account                             0.00                        0.00

    Partial Amortization Amount                           0.00                        0.00

    Adjusted Invested Amount                  1,530,000,000.00              900,000,000.00
    Class A Adjusted Invested Amt             1,530,000,000.00              900,000,000.00
    Class B Adjusted Invested Amt                         0.00                        0.00
    Enhancement Invested Amount                           0.00                        0.00

    Principal Allocation Pct                            39.60%                      23.29%
    Floating Allocation Pct                             39.60%                      23.29%


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    *Note: For purposes of reporting balances,  beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.





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
    Distribution Date of:    15-Sep-00   For the Monthly Period Ending: 31-Aug-00  Days in Interest Period (30/360)     30
    Determined as of:        11-Sep-00   Monthly Period                 70  Days in Interest Period (Act/360)           31


    Minimum Balance Requirement                                         Gross Balances of
    Trust Invested Amount                          3,310,000,000.00     Accounts Delinquent:                  (%)           ($)
                                                                        --------------------                 -----    --------------
    Trust PFA                                        297,666,666.67        30 - 59 days                      1.74%     69,826,076.84
    Ending Portfolio Principal Balance             3,863,883,216.64        60 - 89 days                      1.18%     47,312,512.45
                                                                           90 days +                         2.30%     92,287,497.69
    Beginning Excess Funding Acct Bal                          0.00        Total 30 days +                   5.22%    209,426,086.98
    Required Excess Funding Account Deposit                    0.00
    Excess Funding Account Withdrawal                          0.00

    Seller's Participation Amt (w/o EFA)             851,549,883.31     Gross Credit Losses                  7.08%     23,084,768.48
    Required Seller's Interest                       193,194,160.83     Net Credit Losses                    6.53%     21,277,400.90
    Required Excess Funding Account Balance                    0.00     Discount Option Receivables                                0
    Seller's Participation Amount                    851,549,883.31     Discount Percentage                                    0.00%
    Seller's Interest Percentage                             22.04%     Finance  Charge  Billed - pool                 54,289,887.28
                                                                        Fees  Billed - pool                             9,150,884.72
    Fraud Losses reassigned to the Seller                      0.00     Interest Earned on Collection Account           2,725,042.04
                                                                        Required Principal Balance                  3,310,000,000.00
                                                                        EFA + Receivables + PFA                     4,161,549,883.31
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